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                                                                 Exhibit 99.9

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-39144) of Danielson Holding Corporation ("Danielson") of our report dated February 13, 2002 relating to the consolidated financial statements of Global Materials Services LLC and Subsidiaries, which appears in the Current Report on Form 8-K of Danielson dated April 19, 2002.



PricewaterhouseCoopers LLP

Memphis, Tennessee
April 19, 2002